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                                                                  EXHIBIT 10.1.2

                                 AMENDMENT NO. 1

                                       TO

                             STOCKHOLDERS' AGREEMENT

         AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT ("Amendment No.1") dated as of August 27, 1999, by and among AT&T WIRELESS PCS INC., a Delaware corporation (together with its Affiliated Successors (as hereinafter defined), "AT&T PCS"), TWR CELLULAR, INC., a Maryland corporation, the investors listed under the heading "Cash Equity Investors" on the signature pages hereto, the individuals listed under the heading "Management Stockholders" on the signature pages hereto and TRITEL, INC., a Delaware corporation (the "Company"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Stockholders' Agreement referred to below.

         WHEREAS, each of the parties hereto (other than the Company) are stockholders of the Company;

         WHEREAS, the parties hereto are parties to that certain Stockholders' Agreement, dated as of January 7, 1999 (the "Stockholders' Agreement"), pursuant to which, among other things, the parties hereto entered into certain agreements relating to the PCS Territory;

         WHEREAS, pursuant to the Option Agreement the Company has an option to acquire the PCS Licenses referred to on Schedule I thereto (the "Option Licenses"), and the Company wishes to exercise such option;

         WHEREAS, pursuant to the terms of the Company's Stockholders Agreement, dated as of January 7, 1999, among the parties hereto and the other stockholders of the Company referred to therein, the Company is required to obtain the consent of AT&T PCS and TWR Cellular, Inc., a Maryland corporation and an affiliate of AT&T PCS ("TWR"), to the Company's exercise of such option, and the Company wishes to obtain such consent;

         WHEREAS, AT&T PCS and TWR wish to grant such consent pursuant to a Consent, dated the date hereof, provided, among other things, that the parties to the Stockholders Agreement (other than AT&T PCS and TWR) enter into this Amendment, and such Persons wish to enter into this Amendment; and

         WHEREAS, the Company and AT&T PCS and TWR desire that the Stockholders' Agreement be amended to provide that, except with the prior written consent of AT&T PCS (i) the term "PCS Territory" as used in the Stockholders' Agreement excludes the territory (the "Option Territory") covered by the Option Licenses, and (ii) each of the Company

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and its Subsidiaries shall only engage in specified permitted activities relating to the Option Licenses or the Option Territory;

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Amendments. Section 7.13 is hereby amended by deleting it in its entirety and replacing it with the following:

              Section 7.13 Option Licenses. (a) Notwithstanding any other provision of this Stockholders Agreement, except with the prior written consent of AT&T PCS, the PCS Territory shall not include the geographic area covered by the PCS Licenses (the "Option Licenses")acquired by the Company pursuant to the Option Agreement. By way of amplification and not limitation of the foregoing, the Company and the Stockholders acknowledge and agree that, unless and until such consent of AT&T PCS is hereafter obtained, the term "Company Communications Services" shall not include any mobile wireless telecommunications services or any other telecommunications services provided using the Option Licenses, and the term "Business" shall not include owning, constructing or operating systems to provide Company Communications Services (or any other telecommunications systems) on frequencies licensed to the Company for Commercial Mobile Radio Services pursuant to the Option Licenses.

              (b) The Company further agrees that, except with the prior written consent of AT&T PCS, it shall not (and it shall not permit its Subsidiaries to) construct any telecommunications systems with respect to the Option Licenses or take any other actions in respect of, or incur or pay any costs or expenses relating to, the Option Licenses or the territory covered by the Option Licenses (the "Option Territory"), except that the Company and its Subsidiaries may: (i) perform its obligations under and consummate the transactions contemplated in the Option Agreement and the License Purchase Agreement annexed thereto; (ii) take actions reasonably required to maintain ownership of the Option Licenses (other than any applicable FCC build-out requirements relating to the Option Territory), including paying when due interest on and principal of the existing indebtedness to the U.S. Department of Treasury related to the Option Licenses; and (iii) if it determines to do so in the future, dispose of the Option Licenses, and, in the case of (i), (ii) and (iii), pay any reasonable out-of-pocket costs related thereto.



         2. Severability of Provisions. Any provision of this Amendment No. 1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                                      -2-
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         3. Agreements to Remain in Full Force and Effect. This Amendment No. 1
shall be deemed to be an amendment to the Stockholders' Agreement. All references to the Stockholders' Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Stockholders' Agreement as amended hereby. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

         4. Heading. The headings in this Amendment No. 1 are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

         5. Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         6. Governing Law. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of Delaware.

                            [signature pages follow]

                                      -3-
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         IN WITNESS WHEREOF, each of the parties has executed or consent this
Agreement to be executed by its duly authorized officers as of the date first written above.

                                            AT&T WIRELESS PCS INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TWR CELLULAR, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TRITEL, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            CASH EQUITY INVESTORS:

                                            TORONTO DOMINION INVESTMENTS, INC.


                                            By:
                                               ---------------------------------
                                               Name:  Martha L. Gariepy
                                               Title: Vice President

                                            ENTERGY WIRELESS COMPANY


                                            By:
                                               ---------------------------------
                                               Name:  Gary S. Fuqua
                                               Title: President and Chief
                                                      Executive Officer

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                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:   Molly Fergusson
                                               Title:  Managing Director

                                            WASHINGTON NATIONAL INSURANCE
                                            COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNITED PRESIDENTIAL LIFE INSURANCE
                                            COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            DRESDNER KLEINWORT BENSON
                                            PRIVATE EQUITY PARTNERS LP

                                            BY: DRESDNER KLEINWORT BENSON
                                                PRIVATE EQUITY MANAGERS LLC, AS
                                                ITS GENERAL PARTNER


                                                By:
                                                   -----------------------------
                                                   Name:  Alexander P. Coleman
                                                   Title: Authorized Signatory

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                                            TRIUNE PCS, LLC, A DELAWARE LIMITED
                                              LIABILITY COMPANY

                                            BY: OAK TREE, LLC, A DELAWARE
                                                LIMITED LIABILITY COMPANY

                                            TITLE: MANAGER

                                            BY: TRIUNE INC., A DELAWARE
                                                CORPORATION TITLE: MANAGER


                                                By:
                                                   -----------------------------
                                                   Name:  Kevin Shepherd
                                                   Title: President

                                            FCA VENTURE PARTNERS II, L.P.

                                            BY: CLAYTON-DC VENTURE CAPITAL
                                                GROUP, LLC, ITS GENERAL PARTNER


                                                By:
                                                   -----------------------------
                                                   Name: D. Robert Crants, III
                                                   Title: Manager


                                            CLAYTON ASSOCIATES, LLC

                                            BY:                                ,
                                               --------------------------------
                                               ITS MANAGING MEMBER


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

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                                            AIRWAVE COMMUNICATIONS, LLC (F/K/A
                                            MERCURY PCS, LLC)

                                            By: MSM, Inc., its Manager


                                                By:
                                                   -----------------------------
                                                   Name:  E.B. Martin, Jr.
                                                   Title: Vice President


                                            DIGITAL PCS, LLC (F/K/A MERCURY
                                            PCS II, LLC)

                                            By: MSM, Inc., its Manager


                                                By:
                                                   -----------------------------
                                                    Name:   E.B. Martin, Jr.
                                                     Title: Vice President

                                            THE MANUFACTURERS' LIFE INSURANCE
                                            COMPANY (U.S.A.)


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TRILLIUM PCS, LLC


                                            By:
                                               ---------------------------------
                                               Name:  William M. Mounger, II
                                               Title: Manager

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                                            MANAGEMENT STOCKHOLDERS:


                                            ------------------------------------
                                            William M. Mounger, II


                                            ------------------------------------
                                            E.B. Martin, Jr.


                                            ------------------------------------
                                            Jerry M. Sullivan, Jr.